UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2026

Sysco Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-43502	42-1897852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (Zip Code)

(281) 584-1390

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.000% Junior Subordinated Notes due 2056	SYY/56A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 25, 2026, Sysco Holdings Corporation, a Delaware corporation (the “Company”), (a) entered into a joinder to the Credit Agreement, dated as of April 16, 2026, as amended on September 4, 2026 (as amended, the “Revolving Credit Agreement”), in favor of Bank of America, N.A., as the administrative agent, for the benefit of the administrative agent, the lenders and the issuing banks thereunder (the “Revolving Joinder”) and (b) entered into a joinder to the Credit Agreement, dated as of April 16, 2026 (the “Term Credit Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”), in favor of Bank of America, N.A., as the administrative agent, for the benefit of the administrative agent and the lenders thereunder (the “Term Joinder”). The Company entered into the Revolving Joinder and the Term Joinder pursuant to Section 5.09 of the applicable Credit Agreement and in each case, among other things, agreed to ratify, adopt and join the applicable Credit Agreement as a party thereto and unconditionally assume all the obligations of a Subsidiary Guarantor (as defined in the applicable Credit Agreement) under such Credit Agreement.

The foregoing descriptions of the Revolving Joinder and the Term Joinder do not purport to be complete and are qualified in their entirety by reference to the full text of the Revolving Joinder and the Term Joinder, which are filed as Exhibits 10.1 and 10.2, respectively, the previously filed Revolving Credit Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K of Sysco Corporation filed on September 4, 2026, and the previously filed Term Credit Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K of Sysco Corporation filed on April 20, 2026, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Joinder to Revolving Credit Agreement, dated as of October 25, 2026, agreed by Sysco Holdings Corporation, in favor of Bank of America, N.A., as administrative agent, for the benefit of the Administrative Agent, the Lenders and the Issuing Banks.

10.2	Joinder to Term Credit Agreement, dated as of October 25, 2026, agreed by Sysco Holdings Corporation, in favor of Bank of America, N.A., as administrative agent, for the benefit of the Administrative Agent and the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2026

Sysco Holdings Corporation

By:	/s/ Andrew Wurdack
	Name:	Andrew Wurdack
	Title:	Secretary